OTHER PROVISIONS	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [abstract]
OTHER PROVISIONS
NOTE 36: OTHER PROVISIONS

	Provisions for financial commitments and guarantees	Payment protection insurance	Other regulatory provisions	Other	Total
	£m	£m	£m	£m	£m
At 1 January 2020	177	1,880	528	738	3,323
Exchange and other adjustments	(7)	—	11	(9)	(5)
Provisions applied	—	(1,703)	(538)	(198)	(2,439)
Charge for the year	289	85	379	283	1,036
At 31 December 2020	459	262	380	814	1,915
Provisions for financial commitments and guarantees
Provisions are recognised for expected credit losses on undrawn loan commitments and financial guarantees. See also note 18.
Payment protection insurance (excluding MBNA)
The Group has made provisions for PPI costs totalling £21,960 million; of which £85 million was recognised in the final quarter of the year ended 31 December 2020. Of the approximately six million enquiries received pre-deadline, more than 99 per cent have now been processed. The £85 million charge in the fourth quarter was driven by the impact of coronavirus delaying operational activities during 2020, the final stages of work to ensure operational completeness ahead of an orderly programme close and final validation of information requests and complaints with third parties that resulted in a limited number of additional complaints to be handled. A small part of the costs incurred during the year also reflect the costs associated with litigation activity to date.
At 31 December 2020, a provision of £201 million remained unutilised relating to complaints and associated administration costs excluding amounts relating to MBNA. Total cash payments were £1,462 million during the year ended 31 December 2020.
Payment protection insurance (MBNA)
As announced in December 2016, the Group's exposure continues to remain capped at £240 million under the terms of the MBNA sale and purchase agreement. No additional charge has been made by MBNA to its PPI provision in the year ended 31 December 2020; total cash payments in the year were £241 million and the remaining provision at 31 December 2020 was £61 million (31 December 2019: £302 million).
Other provisions for legal actions and regulatory matters
In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2020 the Group charged a further £379 million in respect of legal actions and other regulatory matters, and the unutilised balance at 31 December 2020 was £380 million (31 December 2019: £528 million). The most significant items are as follows.
HBOS Reading – review
The Group completed its compensation assessment for those within the Customer Review in 2019 with more than £109 million of compensation paid, in addition to £15 million for ex-gratia payments and £6 million for the reimbursement of legal fees. The Group is applying the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel, an extension of debt relief and a wider definition of de facto directors. Further details of the panel were announced on 3 April 2020 and the panel's full scope and methodology was published on 7 July 2020. The panel’s stated objective is to consider cases via a non-legalistic and fair process, and to make their decisions in a generous, fair and common-sense manner. Details of an appeal process for the further assessments of debt relief and de facto director status have also been announced. The Group continues to make progress on its assessment of claims for further debt relief and de facto director status, completing preliminary assessments for 98 per cent of claims on both debt relief and de facto directors. As part of these activities the Group has recorded charges in relation to compensation payments and associated costs (projected to the fourth quarter of 2021) in 2020 in applying the recommendations, in respect of debt relief and de facto director status. During 2021, decisions from the independent panel re-review on direct and consequential losses will start to be issued, which is likely to result in further charges but it is not possible to estimate the potential impact at this stage. The Group is committed to implementing Sir Ross' recommendations in full.
The Dame Linda Dobbs review, which is considering the Group’s handling of HBOS Reading between January 2009 and January 2017, is now expected to complete towards the end of 2021. The cost of undertaking the review is included in the revised provision.
The 2020 charge of £159 million, and lifetime cost of £435 million, includes both compensation payments and operational costs.
Arrears handling related activities
The Group has provided an additional £35 million in the year ended 31 December 2020 for arrears handling related activities, bringing the total provided to date to £1,016 million; the unutilised balance at 31 December 2020 was £62 million.
Customer claims in relation to insurance branch business in Germany
The Group continues to receive claims from customers in Germany relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers of claims received from customers in Austria and Italy. The German industry-wide issue regarding notification of contractual 'cooling off' periods continued to lead to a similar number of claims in 2020 as 2019. The total provision made to 31 December 2020 was £674 million (31 December 2019: £656 million); utilisation of the provision was £28 million in the year ended 31 December 2020 (2019: £28 million); the remaining unutilised provision as at 31 December 2020 was £93 million (31 December 2019: £101 million). The ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.
Other
Following the sale of TSB Banking Group plc, the Group raised a provision of £665 million in relation to various ongoing commitments; £111 million of this provision remained unutilised at 31 December 2020.
Provisions are made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes committed to the expenditure. At 31 December 2020 provisions of £198 million (31 December 2019: £129 million) were held.
The Group carries provisions of £112 million (2019: £118 million) for indemnities and other matters relating to legacy business disposals in prior years.